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                                                                      EXHIBIT 23

                            INDEPENDENT AUDITORS' CONSENT





The Board of Directors
The Toro Company:



     We consent to the use of our reports incorporated herein by reference.



                                        /S/ KPMG PEAT MARWICK LLP
                                        -------------------------
                                        KPMG Peat Marwick LLP


Bloomington, Minnesota
January 21, 1998